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                                                                     EXHIBIT 4.1

                        FIRST COMMUNITY BANCSHARES, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

           COMMON STOCK                                                                                    COMMON STOCK
CERTIFICATE NUMBER_______                                                                                 ________SHARES
(SEE REVERSE SIDE FOR DEFINITION                                                                THIS CERTIFICATE IS TRANSFERABLE
   OF CERTAIN ABBREVIATIONS                                                                   AT THE OFFICES OF THE TRANSFER AGENT
IF USED IN THE INSCRIPTION HEREON)
                                                                                                  CUSIP ________________________

         THIS CERTIFIES THAT____________________________________________________

_______________________________________________________________________________,

IS THE OWNER OF                          [INSERT NUMBER] -
               _________________________________________________________________

 FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $1.00 PER SHARE
                                       OF

                        FIRST COMMUNITY BANCSHARES, INC.

transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate, and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Incorporation of the corporation and all amendments thereto.

         This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the corporation and the signatures of its duly authorized officers.

                                                             Dated:

         John M. Mendez, President                    Robert L. Buzzo, Secretary
         -------------------------                    --------------------------
           Authorized Signature                          Authorized Signature

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         A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, AND RELATIVE
PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE CORPORATION, WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, UPON APPLICATION TO THE TRANSFER AGENT, OR TO THE SECRETARY OF THE CORPORATION.

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                    UNIF GIFT MIN ACT _____Custodian ______
TEN ENT  - as tenants by the entireties                                 (Cust)         (Minor)
JT TEN   - as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants         Act____________________________________
           in common                                              (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________________________________HEREBY SELL,
ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[__________________] ___________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

___________________________________________________________________OF THE SHARES
REPRESENTED BY THIS CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________________ATTORNEY
TO TRANSFER THE SHARES ON THE BOOKS OF THE CORPORATION.

DATED ________________________________
                                             ___________________________________
________________
                                             ___________________________________

________________                 NOTICE THE SIGNATURE OF THIS ASSIGNMENT MUST BE
                                 EXACTLY THE SAME AS THE NAME AS WRITTEN UPON
--------------------------------------------------------------------------------
                                                    THE FACE OF THIS CERTIFICATE